Amendment of Non-Fundamental Investment Policies

Resolutions for ESD
RESOLVED:That to be effective September 15, 2007, the Fund hereby creates the following new investment policy:
The Fund may invest in dollar
rolls.
RESOLVED:That to be effective September 15, 2007, the Fund hereby (a) removes the following current investment policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated between Baa2 and B3 by
Moody?s or between BBB and B- by
S&P.
and (b) creates the following new investment policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated B3 or above by Moody?s or B-
or above by S&P or equivalent
rating by any nationally
recognized statistical rating
organization.
RESOLVED:That to be effective September 15, 2007, the Fund hereby (a) removes the following current investment policy:
Debt securities of emerging market
issuers of the type in which the
Fund will invest at least 80% of
its Managed Assets are generally
considered to have a credit
quality rated below investment
grade by internationally
recognized credit rating
organizations such as Moody?s and
S&P.
		and (b) creates the following new
investment policy:
	The Fund will invest at least 80%
of its Managed Assets in debt
securities of issuers in emerging
market countries.

Resolutions for EFL
RESOLVED:That to be effective September 15, 2007, the Fund hereby (a) removes the following current investment policy:
Under normal market conditions,
the Fund will invest at least 65%
of its total assets in debt
securities of emerging market
sovereign issuers.  In addition,
up to 35% of the Fund?s total
assets may be invested in debt
securities of emerging market
corporate issuers and high yield
debt securities of U.S. corporate
issuers.
and (b) creates the following new investment policy:
The Fund may also invest up to 20%
of its total assets in a broad
range of other U.S. and non-U.S.
fixed income securities,
including, but not limited to:
corporate bonds, loans, mortgage-
and asset-backed securities,
preferred stock and sovereign
debt, derivative instruments of
the foregoing securities and
dollar rolls.  Such securities may
be rated high yield (i.e., rated
below investment grade by any
nationally recognized statistical
rating organization or, if
unrated, of equivalent quality as
determined by the manager).  Under
normal circumstances, the Fund
will invest in securities of
issuers located in at least four
countries.
RESOLVED:That to be effective September 15, 2007 the Fund hereby removes the following current investment policy:
The debt securities in which the
Fund will invest will be rated, at
the time of investment, in the
categories ?Ba? or ?B? by Moody?s
or ?BB? or ?B? by S&P or, if not
rated by Moody?s or S&P, will be
of comparable quality as
determined by the Investment
Adviser.

Resolutions for EMD
RESOLVED:That to be effective September 15, 2007, the Fund hereby creates the following new investment policy:
The Fund may also invest up to 20%
of its total assets in a broad
range of other U.S. and non-U.S.
fixed income securities,
including, but not limited to:
corporate bonds, loans, mortgage-
and asset-backed securities,
preferred stock and sovereign
debt, derivative instruments of
the foregoing securities and
dollar rolls.  Such securities may
be rated high yield (i.e., rated
below investment grade by a
nationally recognized statistical
rating organization or, if
unrated, of equivalent quality as
determined by the manager).
RESOLVED:That to be effective September 15, 2007, the Fund hereby (a) removes the following current investment policy:
The Fund is subject to no
restrictions on the maturities of
the emerging market country debt
securities it holds; those
maturities may range from
overnight to 30 years.
and (b) creates the following new investment policy:
The Fund is subject to no
restrictions on the maturities of
the emerging market country debt
securities it holds.
RESOLVED:That to be effective September 15, 2007, the Fund hereby removes the following current investment policy:
Emerging market country debt
securities of the type in which
the Fund will invest substantially
all of its assets are generally
considered to have a credit
quality rated below investment
grade by internationally
recognized credit rating
organizations such as Moody?s and
S&P.

Resolutions for EDF
RESOLVED:That to be effective September 15, 2007, the Fund hereby (a) removes the following current investment policy:
The Fund shall invest a minimum of
80% of its total assets in debt
securities of government and
government-related issuers located
in emerging market countries
(including participations in loans
between governments and financial
institutions), and of entities
organized to restructure
outstanding debt of such issuers.
and (b) creates the following new investment policy:
The Fund shall invest a minimum of
80% of its total assets in debt
securities of government and
government related issuers located
in emerging market countries, of
entities organized to restructure
outstanding debt of such issuers
would remain, and debt of
corporate issuers in emerging
market countries.
The Fund may also invest up to 20%
of its total assets in a broad
range of other U.S. and non-U.S.
fixed income securities,
including, but not limited to:
corporate bonds, loans, mortgage-
and asset-backed securities,
preferred stock and sovereign
debt, derivative instruments of
the foregoing securities and
dollar rolls.  Such securities may
be rated high yield (i.e., rated
below investment grade by a
nationally recognized statistical
rating organization or, if
unrated, of equivalent quality as
determined by the manager).
RESOLVED:That to be effective September 15, 2007, the Fund hereby removes the following current investment policy:
The Fund shall not invest more
than 35% of its total assets in
emerging market corporate debt
issuers.
RESOLVED:That to be effective September 15, 2007, the Fund hereby (a) removes the following current investment policy:
The Fund is subject to no
restrictions on the maturities of
the emerging market country debt
securities it holds; those
maturities may range from
overnight to 30 years.
and (b) creates the following new investment policy:
The Fund is subject to no
restrictions on the maturities of
the emerging market country debt
securities it holds.
RESOLVED:That to be effective September 15, 2007, the Fund hereby removes the following current investment policy:
The Fund?s investments in emerging
market country debt securities may
generally be considered to have
credit quality below investment
grade as determined by
internationally recognized credit
rating agency organizations, such
as Moody?s Investors  Service,
Inc., (?Moody?s?) and Standard &
Poor?s Corporation (?S&P?).

Resolutions for EHI
RESOLVED:That to be effective September 15, 2007, the Fund hereby (a) removes the following current investment policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated at least Ba3 to A2 by
Moody?s or BB- to A by S&P.
and (b) creates the following new investment policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated at least B3 by Moody?s or B-
by S&P or equivalent rating from
any nationally recognized
statistical rating organization.
RESOLVED:That to be effective September 15, 2007, the Fund hereby removes the following current investment policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated at least Ba3 to A2 by
Moody?s or BB to A by S&P. The
Fund may, however, invest up to
80% of its Managed Assets in below
investment grade fixed income
securities.
RESOLVED:That to be effective September 15, 2007, the Fund hereby creates the following new investment policy:
There may be times during which,
in the judgment of Western Asset
Management Company, conditions in
the securities markets would make
pursuing the Fund?s basic
investment strategy inconsistent
with the best interest of the
Fund?s shareholders.  At such
times, and as a temporary
defensive strategy, Western Asset
Management Company may employ
alternative strategies, including
investment of all of the Fund?s
assets in securities rated
investment grade by any nationally
recognized statistical rating
organization, or in unrated
securities of comparable quality.

Resolutions for GDF
RESOLVED:That to be effective September 15, 2007, the Fund hereby (a) removes the following current investment policy:
The debt securities in which the
Fund invests  generally will be
rated,  at the time of investment,
in the categories ?Ba? or ?B? by
Moody?s or ?BB? or ?B? by S&P or,
if not rated by Moody?s or S&P,
will be of  comparable  quality as
determined by the Investment
Adviser.
and (b) creates the following new investment policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated at least B3 by Moody?s or B-
by S&P or equivalent rating by any
nationally recognized statistical
rating organization.

Resolutions for HIF
RESOLVED:That to be effective September 15, 2007, the Fund hereby creates the following new investment policy:
The Fund may invest in dollar
rolls, asset-backed securities and
mortgaged-backed securities.

Resolutions for HIX
RESOLVED:That to be effective September 15, 2007, the Fund hereby creates the following new investment policy:
The Fund may invest in dollar
rolls, asset-backed securities and
mortgaged-backed securities.

Resolutions for HIO
RESOLVED:That to be effective September 15, 2007, the Fund hereby creates the following new investment policy:
The Fund may invest in dollar
rolls.
RESOLVED:That to be effective September 15, 2007, the Fund hereby removes the following current investment policy:
The fund may not purchase
additional fixed income securities
rated by more than one rating
agency lower than B if more than
10% of assets are invested in such
securities.
RESOLVED:That to be effective September 15, 2007, the Fund hereby (a) removes the following current investment policy:
Notwithstanding the foregoing, the
fund may invest any amount of
assets in investment grade
securities when the difference in
yields between those securities
and lower-rated securities is
relatively narrow. In addition,
the fund may invest in investment
grade securities for temporary
defensive purposes. Investments in
investment grade securities may
serve to lessen a decline in net
asset value but may also affect
the amount of current income
produced by the fund, since the
yields from such securities are
usually lower than those from
lower-rated securities. The fund
may also invest without limitation
in money market instruments,
including commercial paper of
domestic and foreign corporations,
certificates of deposit, bankers'
acceptances and other obligations
of banks, repurchase agreements
and short-term obligations issued
or guaranteed by the United States
government or its agencies. The
yield on these securities will
generally be lower than the yield
on other securities purchased by
the fund.
and (b) creates the following new investment policy:
There may be times during which,
in the judgment of Western Asset
Management Company, conditions in
the securities markets would make
pursuing the Fund?s basic
investment strategy inconsistent
with the best interest of the
Fund?s shareholders.  At such
times, and as a temporary
defensive strategy, Western Asset
Management Company may employ
alternative strategies, including
investment of all of the Fund?s
assets in securities rated
investment grade by any nationally
recognized statistical rating
organization, or in unrated
securities of comparable quality.

Resolutions for IMF
RESOLVED:That to be effective September 15, 2007, the Fund hereby (a) removes its current definition of ?emerging market country? as:
As used in this prospectus, an
?emerging market? country is any
country considered to be an
emerging market country by the
World Bank at the time of
investment. These countries
generally include every nation in
the world except the United
States, Canada, Japan, Australia,
New Zealand and most countries
located in Western Europe.
and (b) adopts the following definition of ?emerging market country? as:
any country which is, at the time
of the Fund?s investment,
represented in the JPMorgan
Emerging Markets Bond Index Global
or categorized by the
International Bank for
Reconstruction and Development
(?World Bank?), in its annual
categorization, as middle or low-
income.
RESOLVED:That to be effective September 15, 2007, the Fund hereby (a) removes the following current investment policy:
The average portfolio duration of
the Fund will normally be within
one to eight years, including the
effects of leverage which may
change from time to time, based on
the Investment Manager?s forecast
for interest rates.
and (b) creates the following new investment policy:
Although the Fund may invest in
fixed income securities of any
maturity, the average modified
duration of the Fund is expected
to range within three years of
that of the Fund?s stated
benchmark.

Resolutions for MHY
RESOLVED:That to be effective September 15, 2007, the Fund hereby creates the following new investment policy:
The Fund may invest in dollar
rolls and mortgaged-backed
securities.
RESOLVED:That to be effective September 15, 2007, the Fund hereby removes the following current investment policy:
The portfolio may invest up to 20%
of its assets in securities rated
lower than B by a rating agency.
RESOLVED:That to be effective September 15, 2007, the Fund hereby (a) removes the following current investment policy:
When SSB Citi believes that
economic circumstances warrant a
temporary defensive posture, the
portfolio may invest without
limitation in short-term money
market instruments rated in the
two highest ratings categories by
an NRSRO, or, if unrated, of
comparable quality in the opinion
of SSB Citi. The portfolio may
also invest in money market
instruments to help defray
operating expenses, to serve as
collateral in connection with
certain investment techniques and
to hold as a reserve pending the
payment of dividends to investors.
Money market instruments in which
the portfolio typically expects to
invest include: U.S. government
securities; bank obligations
(including certificates of
deposit, time deposits and
bankers' acceptances of U.S. or
foreign banks); commercial paper;
and repurchase agreements. To the
extent the portfolio invests in
short-term money market
instruments, it may not be
pursuing its investment
objectives.
and (b) creates the following new investment policy:
There may be times during which,
in the judgment of Western Asset
Management Company, conditions in
the securities markets would make
pursuing the Fund?s basic
investment strategy inconsistent
with the best interest of the
Fund?s shareholders.  At such
times, and as a temporary
defensive strategy, Western Asset
Management Company may employ
alternative strategies, including
investment of all of the Fund?s
assets in securities rated
investment grade by any nationally
recognized statistical rating
organization, or in unrated
securities of comparable quality.

Resolutions for SBW
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current
investment policy:
The Fund will not invest in
mortgage-backed securities.
RESOLVED:	That to be effective September 15, 2007, the Fund
hereby (a) removes the following current investment policy:
The debt securities in which the
Fund will invest generally will be
rated, at the time of investment,
in the categories ?Ba? or ?B? by
Moody?s or ?BB? or ?B? by S&P or,
if not rated by Moody?s or S&P,
will be of comparable quality as
determined by the Adviser.
and (b) creates the following new investment policy:
The Fund usually will attempt to
maintain a portfolio with a
weighted average credit quality
rated at least B3 by Moody?s or B-
by S&P or equivalent rating by any
nationally recognized statistical
rating organization.

Resolutions for ZIF
RESOLVED:That to be effective September 15, 2007, the Fund hereby creates the following new investment policy:
The Fund may invest in dollar
rolls.
RESOLVED:That to be effective September 15, 2007, the Fund hereby removes the following current investment policy:
These securities are commonly
known as ?junk bonds? because they
are rated in the lower categories
by nationally recognized rating
agencies (consisting of fixed-
income securities rated BB to as
low as C by Standard & Poor?s
Rating Group, or S&P, or Ba to as
low as C by Moody?s Investors
Services, Inc., or Moody?s).
RESOLVED:That to be effective September 15, 2007, the Fund hereby removes the following current investment policy:
?High yield? fixed-income
securities, the generic name for
corporate bonds rated between BB
and C by S&P and between Ba and C
by Moody?s, are frequently issued
by corporations in the growth
stages of their development, as a
result of corporate
reorganizations or as part of
corporate takeovers.
RESOLVED:That to be effective September 15, 2007, the Fund hereby creates the following new investment policy:
?High yield? fixed-income
securities (commonly known as
?junk bonds?) are rated as below
investment grade (i.e., if it is
not rated Baa/BBB or above by at
least one nationally recognized
statistical rating organization,
or, if unrated, determined by
Western Asset Management Company
to be of comparable quality).
RESOLVED:That to be effective September 15, 2007, the Fund hereby creates the following new investment policy:
There may be times during which,
in the judgment of Western Asset
Management Company, conditions in
the securities markets would make
pursuing the Fund?s basic
investment strategy inconsistent
with the best interest of the
Fund?s shareholders.  At such
times, and as a temporary
defensive strategy, Western Asset
Management Company may employ
alternative strategies, including
investment of all of the Fund?s
assets in securities rated
investment grade by any nationally
recognized statistical rating
organization, or in unrated
securities of comparable quality.

	B-16

APPENDIX B
	B-1
082221-0249-10971-NY01.2666346.5		12/20/2007 5:35 PM